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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 1998


                              SCHUFF STEEL COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-22715                    86-0318760
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)





                1841 WEST BUCHANAN STREET, PHOENIX, ARIZONA 85009
               (Address of principal executive offices) (Zip code)




        Registrant's telephone number, including area code (602) 252-7787


                                 Not applicable.
         (Former name or former address, if changed since last report.)
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ITEM 5.     OTHER EVENTS

      On August 12, 1998, Schuff Steel Company ("Schuff" or the "Company") reached a definitive agreement to acquire all of the issued and outstanding shares of capital stock of Six Industries, Inc. ("Six Industries"). Information relating to the transaction and Six Industries is set forth in the Press Release attached as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

 99.1       Press Release dated August 13, 1998


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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SCHUFF STEEL COMPANY



Date: August 26, 1998             By: \s\ Kenneth F. Zylstra
                                      ----------------------------------------
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer and Duly
                                      Authorized Officer)


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
------    -----------

 99.1     Press Release dated August 13, 1998


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